UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	March 17, 2023

Crown Crafts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(225) 647-9100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRWS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 20, 2023, Crown Crafts, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) announcing the Company’s acquisition (the “Acquisition”) of Manhattan Group, LLC, doing business as Manhattan Toy Company (“MTC”), and its wholly-owned subsidiary, Manhattan Toy Europe Limited, pursuant to the Equity Purchase Agreement, dated as of March 17, 2023, between the Company and H Enterprises International, LLC (“Seller”), whereby the Company purchased all of the issued and outstanding membership interests of MTC from Seller.

The Initial Report noted that the financial statements and pro forma financial information required by Item 9.01 of Form 8-K would be filed no later than 71 days after the date on which the Initial Report was required to be filed with the Securities and Exchange Commission (the “SEC”). The Company is filing this Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) to amend and restate Item 9.01 of the Initial Report to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in conjunction with the Initial Report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses or Funds Acquired.

The audited consolidated financial statements of Manhattan Group, LLC and Subsidiary as of December 31, 2022, and for the year then ended, and the report of BerganKDV, Ltd. thereon, are filed herewith as Exhibit 99.3.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company reflecting the Acquisition are filed herewith as Exhibit 99.4. The unaudited pro forma condensed combined balance sheet as of January 1, 2023 is presented as if the Acquisition had occurred on that date. The unaudited pro forma condensed combined statements of income for the year ended April 3, 2022 and for the nine-month period ended January 1, 2023 is presented as if the Acquisition had occurred on March 29, 2021.

The unaudited pro forma condensed combined financial statements are provided for informational purposes only. The unaudited pro forma condensed combined financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the Acquisition been completed as of the dates indicated above or that may be achieved in the future. The preparation of the unaudited pro forma condensed combined financial statements and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma condensed combined financial statements should be read together with:

●	the notes accompanying the unaudited pro forma condensed combined financial statements;

●	the Company’s audited consolidated financial statements, included in the Company’s Annual Report on Form 10-K for the year ended April 3, 2022, filed with the SEC on June 8, 2022;

●
the Company’s unaudited consolidated financial statements, included in the Company’s Quarterly Report on Form 10-Q for the three- and nine-month periods ended January 1, 2023, filed with the SEC on February 15, 2023; and

●	the audited consolidated financial statements of Manhattan Group, LLC and Subsidiary as of December 31, 2022, and for the year then ended, filed herewith as Exhibit 99.3.

(d)	Exhibits.

2.1	Equity Purchase Agreement, dated as of March 17, 2023, between the Company and H Enterprises International, LLC.*+

23.1	Consent of BerganKDV, Ltd.

99.1	Press release issued March 20, 2023.+

99.2
Sixteenth Amendment to Financing Agreement, dated as of March 17, 2023, by and among the Company, NoJo Baby & Kids, Inc., Sassy Baby, Inc., Manhattan Group, LLC, Manhattan Toy Europe Limited and The CIT Group/Commercial Services, Inc.+

99.3	Audited consolidated financial statements of Manhattan Group, LLC and Subsidiary as of December 31, 2022, and for the year then ended.

99.4	Unaudited pro forma condensed combined financial statements of the Company reflecting the Acquisition.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedules upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

+ Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.

Date: May 26, 2023	/s/ Craig J. Demarest
CRAIG J. DEMAREST
Vice President and Chief Financial Officer

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